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                                                File Number 333-43970/811-4001
                                                Filed Pursuant to Rule 497 (e)



                        SUPPLEMENT DATED NOVEMBER 5, 2001
                                       TO
                          PROSPECTUS DATED MAY 1, 2001

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                        METLIFE INCOME SECURITY PLAN(SM)
                        VARIABLE INCOME ANNUITY CONTRACTS
                                    ISSUED BY
                       METROPOLITAN LIFE INSURANCE COMPANY

This Supplement updates the following information:

1. Delete the first sentence in "Valuation Date" on page 6 and substitute the following:

         The day on which we calculate your income payment, process a reallocation request or determine contract value.

2. Add the following to "Features of the Income Annuity" after the fourth paragraph on page 13:

         The Income Annuity may be held as an investment in a custodial individual retirement account ("Custodial IRA").

3. Add the following to the second sidebar paragraph adjacent to "Income Types" on page 15:

         Income payments are made only on an annual basis, if you hold the Income Annuity in a Custodial IRA.

4. Add the following section before "Death Benefit Fee" on page 22:

         MINIMUM DISTRIBUTION

         If the Income Annuity is held in a Custodial IRA, you may be entitled to receive an additional income payment during the year in order for you to comply with minimum distribution requirements under the federal tax law. We determine if an additional payment is available by comparing the amount that was already paid in the year to the amount that is required to be paid under the federal tax rules using the value of the contract, calculated as of the last valuation date of the previous calendar year, divided by the applicable distribution period specified by income
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         tax regulations. For this purpose, contract value is equal to the amount of the income payment determined on the last valuation date of the previous calendar year multiplied by the annuity purchase rate as of the same valuation date. If an additional payment is made, the next income payment made the following year will be reduced by a percentage equal to the amount of the previous year's additional payment divided by the contract value determined as of the additional payment date.

5. Delete the first two sentences in "Receiving Income Payments and Information" on page 26 and substitute the following:

         You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If the Income Annuity is held in a Custodial IRA, payments are deposited into a money market mutual fund also held in the Custodial IRA. If you elect to have your payment direct deposited or if the Income Annuity is held in a Custodial IRA, you will be mailed a stub statement for the payment.

6. Add the following section after "Section 457(b)" on page 36:

         Custodial IRAs

         Purchase payments may consist of both deductible (pre-tax) and non-deductible (post-tax) monies. If the Income Annuity is held in a Custodial IRA, you may be entitled to receive an additional income payment from the Income Annuity during the year in order to comply with minimum distribution requirements. Any amounts held within the IRA Custodial Account are deferred from income tax. Any payments received as distributions from the IRA Custodial Account are subject to the income tax rules for individual retirement accounts.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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